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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 31, 2001




                            CECO ENVIRONMENTAL CORP.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         New York                        0-7099                13-2566064
----------------------------          ------------       ----------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)       Identification Number)



505 University Avenue, Suite 1400, Toronto, Ontario, Canada         M5G 1X3
-----------------------------------------------------------        ----------
         (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (416) 593-6543





                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On December 31, 2001, CECO Environmental Corp. (the "Company") completed the sale of 706,668 shares of its common stock, at a price of $3.00 per share, and the issuance of warrants ("Warrants") to purchase 353,334 shares of its common stock, at an initial exercise price of $3.60 per share, to a group of accredited investors, led by a Chicago-based private investment fund. The gross proceeds to the Company from the equity investment was $2,120,000. CECO paid the proceeds to its lenders to reduce outstanding indebtedness.

         There are certain provisions in the Subscription Agreement that provides that if the Company's EBITDA for its 2002 fiscal year is less than $7,800,000 (as determined in accordance with GAAP), then the Company will issue a number of shares of Common Stock to each purchaser equal to 1.5% of the initial number of shares of common stock issued to such purchaser for every $100,000 under $7,800,000 that the Company's EBITDA is, which could result in an additional issuance of 826,801 shares of common stock. However, the Company will not issue in excess of 1,772,576 shares of its common stock to the purchasers in this transaction unless shareholder approval for issuance in excess of 1,772,576 shares is obtained.

         The Company has agreed to prepare and file a proxy statement to obtain such shareholder approval. Each of Phillip DeZwirek (a director and the CEO and Chairman of the Company), IntroTech Investments, Inc. (an affiliate of Mr. Jason DeZwirek, a director and the Secretary of the Company), Can-Med Technology, Inc. d/b/a Green Diamond Oil Corp. (an affiliate of Mr. Phillip DeZwirek and Mr. Jason DeZwirek), and Icarus Investment Corp. (an affiliate of Mr. Jason DeZwirek and Mr. Phillip DeZwirek) and the purchasers of the shares has agreed to vote their shares in favor of issuing in excess of the 1,772,576 shares in accordance with the terms of the Subscription Agreement and Warrants.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         The following exhibits are filed with this report of Form 8-K:

         EXHIBIT
         NUMBER      DESCRIPTION
         -------     -----------

           4.1       Subscription Agreement, dated December 31, 2001

           4.2       Form of Warrant, dated December 31, 2001









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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2002              CECO ENVIRONMENTAL CORP.
                                     a New York corporation

                                     By:  /s/ Phillip DeZwirek
                                          --------------------
                                          Phillip DeZwirek

                                     Its: Chairman and Chief Executive Officer




                                  EXHIBIT INDEX


           4.1       Subscription Agreement, dated December 31, 2001


           4.2       Form of Warrant, dated December 31, 2001





































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